SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-10308


                   FEBRUARY 20, 2001 (FEBRUARY 13, 2001)
              Date of Report (Date Of Earliest Event Reported)


                            CENDANT CORPORATION
           (Exact name of Registrant as specified in its charter)


        DELAWARE                                             06-0918165
(State or Other Jurisdiction of                            (IRS Employer
Incorporation or Organization)                             Identification No.)


9 WEST 57TH STREET, NEW YORK, NY                                  10019
(Address of Principal Executive Office)                          (Zip Code)


                               (212) 413 1800
            (Registrant's telephone number, including area code)


                                    NONE
    (Former name, former address and former fiscal year, if applicable)




ITEM 5.  OTHER EVENTS.


               On February 13, 2001, Cendant Corporation (the "Company") issued a press release announcing that it had consummated the sale of $1,232,715,000 aggregate principal amount at maturity of Zero Coupon
Senior Convertible Contingent Debt Securities (CODES) due 2021 (the "Securities") in a private offering through Lehman Brothers Inc. A copy of the press release regarding the offering is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

               In connection with this transaction, the Company and The Bank of New York, as trustee, entered into an Indenture, dated as of February 13, 2001 (the "Indenture"), under which the Securities were issued.

        A copy of the Indenture is attached as Exhibit 4.1 and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

Exhibit
  No.                Description
-------              -----------

4.1 Indenture, dated as of February 13, 2001, between Cendant Corporation and The Bank of New York, as trustee.

99.1                  Press Release issued by Cendant Corporation dated
                      February 13, 2001.



                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    CENDANT CORPORATION


                                    By:    /s/ Eric J. Bock
                                       ----------------------------------
                                            Eric J. Bock
                                            Senior Vice President - Law
                                            and Corporate Secretary


Date:  February 20, 2001



                            CENDANT CORPORATION
                         CURRENT REPORT ON FORM 8-K
             REPORT DATED FEBRUARY 20, 2001 (FEBRUARY 13, 2001)


                               EXHIBIT INDEX


EXHIBIT
  NO.                 DESCRIPTION
--------              -----------

4.1 Indenture, dated as of February 13, 2001, between Cendant Corporation and The Bank of New York, as trustee.

99.1                  Press Release issued by Cendant Corporation dated
                      February 13, 2001.